Exhibit 8.1

Subsidiaries Included in the Consolidation:

		Ownership	Country of	Statements of Operations
Company Name	Nature	Interest	Incorporation	2021	2020	2019
Navios Maritime Holdings Inc.	Holding Company		Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios South American Logistics Inc.	Sub-Holding Company	63.8%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Containers L.P.	Holding Company	3.7%	Marshall Is.	—	1/1 – 8/29	11/30 - 12/31
Navios Corporation	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios International Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navimax Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Handybulk Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Hestia Shipping Ltd.	Operating Company	100%	Malta	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Anemos Maritime Holdings Inc.	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Shipmanagement Inc.	Management Company	100%	Marshall Is.	—	1/1 - 8/29	1/1 - 12/31
NAV Holdings Limited	Sub-Holding Company	100%	Malta	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kleimar N.V.	Operating Company/ Vessel Owning Company/ Management Company	100%	Belgium	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kleimar Ltd.	Operating Company	100%	Marshall Is.	—	1/1 – 8/29	1/1 - 12/31
Bulkinvest S.A.	Operating Company	100%	Luxembourg	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Primavera Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ginger Services Co.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aquis Marine Corp.	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Tankers Management Inc.	Management Company	100%	Marshall Is.	—	1/1 - 8/29	1/1 - 12/31
Astra Maritime Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Achilles Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Apollon Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Herakles Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Hios Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ionian Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Kypros Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Meridian Shipping Enterprises Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mercator Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Arc Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Horizon Shipping Enterprises Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Magellan Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aegean Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31

		Ownership	Country of	Statements of Operations
Company Name	Nature	Interest	Incorporation	2021	2020	2019
Star Maritime Enterprises Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Corsair Shipping Ltd.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rowboat Marine Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rondine Management Corp.	Vessel Owning Company	100%	Marshall Is.	1/1 - 9/30	3/22 - 12/31	—
Vernazza Shiptrade Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	9/25-12/31	—
Navios Corporation Management Inc.	Operating Company	100%	Marshall Is.	—	7/4 -8/29	—
Beaufiks Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Nostos Shipmanagement Corp.	Vessel Owning Company	100%	Marshall Is.	1/1 - 6/30	1/1 - 12/31	1/1 - 12/31
Portorosa Marine Corp.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Shikhar Ventures S.A.	Vessel Owning Company	100%	Liberia	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Sizzling Ventures Inc.	Operating Company	100%	Liberia	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rheia Associates Co.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Taharqa Spirit Corp.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rumer Holding Ltd.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Pharos Navigation S.A.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Pueblo Holdings Ltd.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Quena Shipmanagement Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aramis Navigation Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 7/9	1/1 - 12/31	1/1 - 12/31
White Narcissus Marine S.A.	Vessel Owning Company	100%	Panama	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios GP L.L.C.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Red Rose Shipping Corp.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Highbird Management Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ducale Marine Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Vector Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Faith Marine Ltd.	Vessel Owning Company	100%	Liberia	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Finance (US) Inc.	Operating Company	100%	Delaware	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Finance II (US) Inc.	Operating Company	100%	Delaware	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Tulsi Shipmanagement Co.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Cinthara Shipping Ltd.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Rawlin Services Company	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mauve International S.A.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Serenity Shipping Enterprises Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mandora Shipping Ltd	Vessel Owning Company	100%	Marshall Is.	1/1 - 3/30	1/1 - 12/31	1/1 - 12/31

		Ownership	Country of	Statements of Operations
Company Name	Nature	Interest	Incorporation	2021	2020	2019
Solange Shipping Ltd.	Vessel Owning Company	100%	Marshall Is.	1/1 - 3/30	1/1 - 12/31	1/1 - 12/31
Diesis Ship Management Ltd.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Holdings Europe Finance Inc.	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Asia LLC	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Iris Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Jasmine Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Emery Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	—	1/1 - 9/30	1/1 - 12/31
Lavender Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	1/1 - 6/30	1/1 - 12/31	1/1 - 12/31
Esmeralda Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	—	—	1/1 - 8/30
Triangle Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	—	—	1/1 - 8/30
Roselite Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Smaltite Shipping Corporation	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Motiva Trading Ltd.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Alpha Merit Corporation	Sub-Holding Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Thalassa Marine S.A.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Asteroid Shipping S.A.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/12 - 12/31
Cloud Atlas Marine S.A.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/15 - 12/31
Heodor Shipping Inc.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	2/13 - 12/31
Navios Maritime Containers GP LLC	Operating Company	100%	Marshall Is.	—	1/1 - 8/29	9/11 - 12/31
Navios Containers Management Inc.	Management Company	100%	Marshall Is.	—	1/1 - 8/29	1/1 - 12/31
Pacifico Navigation Corp.	Vessel Owning Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	11/7 - 12/31
Rider Shipmanagement Inc.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	12/4 - 12/31
Talia Shiptrade S.A.	Operating Company	100%	Marshall Is.	1/1 - 12/31	1/1 - 12/31	10/11-12/31
Moonstone Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	6/30 – 12/31	—	—
Opal Shipping Corporation	Vessel Owning Company	100%	Marshall Is.	6/30 – 12/31	—	—
Grimaud Ventures S.A.	Operating Company	100%	Marshall Is.	7/30 – 12/31	—	—